Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2012			2011						% Change
	1Q	2Q	YTD	1Q	2Q	YTD	3Q	4Q	Full Year	2Q	YTD
Sales	$11,731	$12,311	$24,041	$11,580	$12,151	$23,732	$12,022	$12,294	$48,047	1%	1%
Costs, Expenses and Other
Materials and production	4,037	4,112	8,150	4,059	4,284	8,343	4,352	4,176	16,871	-4%	-2%
Marketing and administrative	3,074	3,249	6,322	3,164	3,525	6,689	3,340	3,704	13,733	-8%	-5%
Research and development	1,862	2,165	4,026	2,158	1,936	4,094	1,954	2,419	8,467	12%	-2%
Restructuring costs	219	144	363	(14)	668	654	119	533	1,306	-78%	-44%
Equity income from affiliates	(110)	(142)	(253)	(138)	(55)	(193)	(161)	(257)	(610)	*	31%
Other (income) expense, net	142	103	247	622	121	744	66	139	946	-15%	-67%

Income Before Taxes	2,507	2,680	5,186	1,729	1,672	3,401	2,352	1,580	7,334	60%	52%
Income Tax Provision (Benefit)	740	860	1,599	658	(382)	276	628	37	942
Net Income	1,767	1,820	3,587	1,071	2,054	3,125	1,724	1,543	6,392	-11%	15%
Less: Net Income Attributable to Noncontrolling Interests	29	27	56	28	30	58	32	31	120
Net Income Attributable to Merck & Co., Inc.	$1,738	$1,793	$3,531	$1,043	$2,024	$3,067	$1,692	$1,512	$6,272	-11%	15%
Earnings per Common Share Assuming Dilution	$0.56	$0.58	$1.15	$0.34	$0.65	$0.98	$0.55	$0.49	$2.02	-11%	17%

Average Shares Outstanding Assuming Dilution	3,074	3,072	3,074	3,104	3,110	3,106	3,091	3,069	3,094
Tax Rate	29.5%	32.1%	30.8%	38.1%	-22.8%	8.1%	26.7%	2.3%	12.8%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

*100% or greater

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

SECOND QUARTER 2011

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2c

	GAAP	Acquisition- Related Costs (1)	Restructuring Costs (2)	Certain Other Items	Adjustment Subtotal		Non-GAAP
Sales	$12,151				$—		$12,151

Costs, Expenses and Other

Materials and production	4,284	1,344	109		1,453		2,831

Marketing and administrative	3,525	77	23		100		3,425

Research and development	1,936	19	16		35		1,901

Restructuring costs	668		668		668		—

Equity income from affiliates	(55)				—		(55)

Other (income) expense, net	121			7	7		114

Income Before Taxes	1,672	(1,440)	(816)	(7)	(2,263)		3,935

Taxes on Income	(382)				(1,337	)(3)	955

Net Income	2,054				(926)		2,980

Less: Net Income Attributable to Noncontrolling Interests	30				—		30

Net Income Attributable to Merck & Co., Inc.	$2,024				$(926)		$2,950

Earnings per Common Share Assuming Dilution	$0.65						$0.95 (4)

Average Shares Outstanding Assuming Dilution	3,110						3,110

Tax Rate	-22.8%						24.3%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance.  This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect expenses of $1.2 billion for the amortization of intangible assets and the amortization of purchase accounting adjustments to inventories recognized as a result of mergers and acquisitions, as well as $118 million of impairment charges on product intangibles.  Amounts included in marketing and administrative expenses reflect integration costs, as well as other costs associated with mergers and acquisitions, such as severance costs which are not part of the company’s formal restructuring programs.  Amounts included in research and development expenses represent in-process research and development (“IPR&D”) impairment charges.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to actions under the company’s formal restructuring programs.

(3) Includes a net benefit of approximately $700 million relating to the settlement of the company’s 2002-2005 federal income tax audit, the favorable impact of certain foreign and state tax rate changes that resulted in a net $230 million reduction of deferred tax liabilities on intangibles established in purchase accounting, as well as the estimated tax impact on the reconciling items.

(4) The company calculates earnings per share pursuant to the two-class method which requires the allocation of net income between common shareholders and participating security holders.  Net income attributable to Merck & Co., Inc. common shareholders used to calculate non-GAAP earnings per common share assuming dilution was $2,942 million for the second quarter of 2011.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS

 GAAP TO NON-GAAP RECONCILIATION

SIX MONTHS ENDED JUNE 30, 2011

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2d

	GAAP	Acquisition Related Costs (1)	Restructuring Costs (2)	Certain Other Items (3)	Adjustment Subtotal		Non-GAAP
Sales	$23,732				$—		$23,732

Costs, Expenses and Other

Materials and production	8,343	2,641	181		2,822		5,521

Marketing and administrative	6,689	135	46		181		6,508

Research and development	4,094	321	61		382		3,712

Restructuring costs	654		654		654		—

Equity income from affiliates	(193)				—		(193)

Other (income) expense, net	744			373	373		371

Income Before Taxes	3,401	(3,097)	(942)	(373)	(4,412)		7,813

Taxes on Income	276				(1,668	)(4)	1,944

Net Income	3,125				(2,744)		5,869

Less: Net Income Attributable to Noncontrolling Interests	58				—		58

Net Income Attributable to Merck & Co., Inc.	$3,067				$(2,744)		$5,811

Earnings per Common Share Assuming Dilution	$0.98						$1.87 (5)

Average Shares Outstanding Assuming Dilution	3,106						3,106

Tax Rate	8.1%						24.9%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance.  This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect expenses of $2.5 billion for the amortization of intangible assets and the amortization of purchase accounting adjustments to inventories recognized as a result of mergers and acquisitions, as well as $118 million of impairment charges on product intangibles.  Amounts included in marketing and administrative expenses reflect integration costs, as well as other costs associated with mergers and acquisitions, such as severance costs which are not part of the company’s formal restructuring programs.  Amounts included in research and development expenses represent in-process research and development (“IPR&D”) impairment charges.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to actions under the company’s formal restructuring programs.

(3) Included in other (income) expense, net is a $500 million charge related to the resolution of the arbitration proceeding with Johnson & Johnson and a $127 million gain on the sale of certain manufacturing facilities and related assets.

(4) Includes a net benefit of approximately $700 million relating to the settlement of the company’s 2002-2005 federal income tax audit, the favorable impact of certain foreign and state tax rate changes that resulted in a net $230 million reduction of deferred tax liabilities on intangibles established in purchase accounting, as well as the estimated tax impact on the reconciling items.

(5) The company calculates earnings per share pursuant to the two-class method which requires the allocation of net income between common shareholders and participating security holders.  Net income attributable to Merck & Co., Inc. common shareholders used to calculate non-GAAP earnings per common share assuming dilution was $5,795 million for the first six months of 2011.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

SECOND QUARTER 2012

(AMOUNTS IN MILLIONS)

Table 3a

	Global			U.S.			International
	2Q12	2Q11	% Change	2Q12	2Q11	% Change	2Q12	2Q11	% Change
TOTAL SALES (1)	$12,311	$12,151	1	$5,555	$5,006	11	$6,756	$7,145	-5

PHARMACEUTICAL	10,560	10,360	2	4,633	4,088	13	5,927	6,271	-5

Primary Care and Women’s Health

Cardiovascular
Zetia	632	592	7	330	292	13	301	300
Vytorin	445	459	-3	195	215	-9	250	244	2

Diabetes & Obesity
Januvia	1,058	779	36	532	423	26	525	356	48
Janumet	411	321	28	210	173	22	201	149	35

Respiratory
Singulair	1,431	1,354	6	1,002	869	15	429	485	-12
Nasonex	293	323	-9	141	148	-5	152	175	-13
Clarinex	140	209	-33	54	53	2	86	156	-45
Asmanex	51	47	8	46	42	9	5	5	-6
Dulera	50	25	*	48	25	92	3		*

Women’s Health & Endocrine
Fosamax	186	221	-16	9	15	-42	177	206	-14
NuvaRing	157	154	2	92	90	2	65	64	1
Follistim AQ	125	143	-12	47	38	22	78	104	-25
Implanon	85	81	5	39	33	17	46	48	-3
Cerazette	72	66	9				72	66	9

Other
Maxalt	154	131	17	115	82	41	38	49	-22
Arcoxia	117	100	17				117	100	17
Avelox	44	61	-28	42	55	-23	2	6	-71

Hospital and Specialty
Immunology
Remicade	518	842	-38				518	842	-38
Simponi	76	75	1				76	75	1

Infectious Disease
Isentress	398	337	18	203	171	19	195	166	17
PegIntron	183	154	19	24	10	*	159	144	10
Cancidas	166	168	-1	7	6	1	159	161	-1
Victrelis	126	21	*	68	18	*	58	3	*
Invanz	110	103	7	55	51	8	55	52	6
Primaxin	104	136	-24	7	26	-75	97	110	-11
Noxafil	66	56	19	21	12	74	45	44	4

Oncology
Temodar	225	234	-4	106	96	11	119	138	-14
Emend	145	120	21	73	60	21	73	60	21

Other
Cosopt / Trusopt	105	122	-14	4	5	-25	101	117	-13
Bridion	60	47	27				60	47	27
Integrilin	60	56	7	54	51	7	5	5	1

Diversified Brands
Cozaar / Hyzaar	337	406	-17	9	14	-40	329	392	-16
Propecia	100	112	-11	33	33	-1	68	79	-15
Zocor	96	107	-10	7	9	-23	89	98	-9
Claritin Rx	48	65	-27				48	65	-27
Remeron	66	57	16	1	1	15	64	55	16
Proscar	55	53	4	1	1	53	53	52	3
Vasotec / Vaseretic	49	59	-18				49	59	-18

Vaccines
Gardasil	324	277	17	224	198	13	101	79	28
ProQuad, M-M-R II and Varivax	316	291	9	285	270	6	31	21	47
RotaTeq	142	148	-4	102	120	-15	40	28	44
Zostavax	148	122	22	137	120	14	11	1	*
Pneumovax	101	64	57	85	47	81	16	17	-8

Other Pharmaceutical (2)	985	1,064	-7	225	216	4	761	848	-10

ANIMAL HEALTH	865	802	8	238	161	48	628	641	-2

CONSUMER CARE	552	541	2	383	364	5	169	177	-4
Claritin OTC	145	134	8	101	93	8	45	41	8

Other Revenues (3)	333	448	-26	301	393	-23	32	55	-42
Astra	223	306	-27	223	306	-27

*	100% or greater

(1)  Only select products are shown.

(2)  Includes Pharmaceutical products not individually shown above.  Other Vaccine sales included in Other Pharmaceutical were $75 million and $67 million on a global basis for second quarter 2012 and 2011, respectively.

(3)  Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

JUNE YEAR-TO-DATE 2012

(AMOUNTS IN MILLIONS)

Table 3b

	Global			U.S.			International
	Jun YTD 12	Jun YTD 11	% Change	Jun YTD 12	Jun YTD 11	% Change	Jun YTD 12	Jun YTD 11	% Change
TOTAL SALES (1)	$24,041	$23,732	1	$10,565	$9,854	7	$13,477	$13,877	-3

PHARMACEUTICAL	20,642	20,179	2	8,823	7,996	10	11,819	12,184	-3

Primary Care and Women’s Health

Cardiovascular
Zetia	1,246	1,174	6	639	590	8	607	584	4
Vytorin	889	939	-5	384	462	-17	505	477	6

Diabetes & Obesity
Januvia	1,977	1,518	30	1,025	849	21	952	669	42
Janumet	802	626	28	412	335	23	391	291	34

Respiratory
Singulair	2,771	2,682	3	1,878	1,679	12	892	1,004	-11
Nasonex	668	696	-4	303	305	-1	365	391	-7
Clarinex	273	364	-25	105	100	5	168	265	-36
Asmanex	99	107	-8	89	96	-7	10	11	-10
Dulera	89	37	*	85	37	*	4		*

Women’s Health & Endocrine
Fosamax	370	429	-14	16	28	-42	354	401	-12
NuvaRing	303	297	2	175	177	-1	128	120	6
Follistim AQ	241	276	-13	85	76	11	156	199	-22
Implanon	161	141	14	70	58	22	91	83	9
Cerazette	139	125	11				139	125	11

Other
Maxalt	310	304	2	227	214	6	82	90	-9
Arcoxia	229	214	7				229	214	7
Avelox	117	167	-30	112	152	-26	5	15	-69

Hospital and Specialty
Immunology
Remicade	1,037	1,595	-35				1,037	1,595	-35
Simponi	150	129	16				150	129	16

Infectious Disease
Isentress	735	629	17	389	321	21	345	309	12
PegIntron	345	319	8	56	27	*	289	292	-1
Cancidas	311	326	-4	15	19	-22	296	307	-3
Victrelis	238	22	*	136	18	*	102	4	*
Invanz	211	189	12	106	95	12	105	94	12
Primaxin	192	272	-30	11	52	-78	181	221	-18
Noxafil	125	110	13	36	28	29	89	83	8

Oncology
Temodar	461	481	-4	211	198	7	251	283	-12
Emend	247	207	19	135	111	22	112	96	17

Other
Cosopt / Trusopt	229	236	-3	7	9	-16	222	227	-2
Bridion	118	89	33				118	89	33
Integrilin	113	120	-6	103	110	-6	9	10	-3

Diversified Brands
Cozaar / Hyzaar	674	832	-19	13	51	-74	660	781	-15
Propecia	208	218	-5	64	65	-1	144	154	-6
Zocor	199	234	-15	13	17	-23	186	217	-14
Claritin Rx	134	186	-28				134	186	-28
Remeron	123	117	5	3	4	-20	120	113	6
Proscar	106	113	-6	2	2	-26	104	111	-6
Vasotec / Vaseretic	102	116	-12				102	116	-12

Vaccines
Gardasil	608	490	24	397	349	14	211	141	49
ProQuad, M-M-R II and Varivax	571	535	7	514	495	4	58	40	44
RotaTeq	284	272	4	209	227	-8	74	45	64
Zostavax	224	146	54	204	142	44	20	4	*
Pneumovax	213	143	49	158	107	47	55	36	54

Other Pharmaceutical (2)	2,000	1,957	2	434	392	11	1,567	1,563

ANIMAL HEALTH	1,686	1,560	8	431	324	33	1,255	1,235	2

CONSUMER CARE	1,106	1,058	5	766	721	6	340	337	1
Claritin OTC	314	301	4	237	225	5	77	76	2

Other Revenues (3)	608	935	-35	545	813	-33	63	122	-48
Astra	409	628	-35	409	628	-35

*	100% or greater

(1)  Only select products are shown.

(2)  Includes Pharmaceutical products not individually shown above.  Other Vaccine sales included in Other Pharmaceutical were $134 million and $121 million on a global basis for June YTD 2012 and 2011, respectively.

(3)  Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

Table 3c

	1Q12	2Q12	Jun YTD 12	1Q11	2Q11	Jun YTD 11	3Q11	4Q11	Full Year	% Change 2Q	% Change YTD
TOTAL PHARMACEUTICAL	$10,082	$10,560	$20,642	$9,820	$10,360	$20,179	$10,354	$10,755	$41,289	2	2

United States	4,189	4,633	8,823	3,907	4,088	7,996	4,515	4,606	17,117	13	10
% Pharmaceutical Sales	41.6%	43.9%	42.7%	39.8%	39.5%	39.6%	43.6%	42.8%	41.5%

Europe (1)	2,558	2,540	5,099	2,587	2,827	5,413	2,588	2,621	10,623	-10	-6
% Pharmaceutical Sales	25.4%	24.1%	24.7%	26.3%	27.3%	26.8%	25.0%	24.4%	25.7%

Japan	1,267	1,199	2,466	1,164	1,104	2,268	1,114	1,327	4,709	9	9
% Pharmaceutical Sales	12.6%	11.4%	11.9%	11.8%	10.7%	11.2%	10.8%	12.3%	11.4%

Latin America	627	668	1,295	700	743	1,443	667	747	2,857	-10	-10
% Pharmaceutical Sales	6.2%	6.3%	6.3%	7.1%	7.2%	7.1%	6.4%	6.9%	6.9%

Asia Pacific	762	787	1,548	699	779	1,478	763	736	2,977	1	5
% Pharmaceutical Sales	7.6%	7.4%	7.5%	7.1%	7.5%	7.3%	7.4%	6.8%	7.2%

China	221	262	484	187	206	393	220	221	834	27	23

Eastern Europe/Middle East Africa	361	441	803	358	369	727	371	378	1,476	20	10
% Pharmaceutical Sales	3.6%	4.2%	3.9%	3.6%	3.6%	3.6%	3.6%	3.5%	3.6%

Canada	264	236	500	360	399	759	285	279	1,323	-41	-34
% Pharmaceutical Sales	2.6%	2.2%	2.4%	3.7%	3.9%	3.8%	2.8%	2.6%	3.2%

Other	53	56	109	45	51	96	51	61	208	11	14
% Pharmaceutical Sales	0.5%	0.5%	0.5%	0.5%	0.5%	0.5%	0.5%	0.6%	0.5%

(1) Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

EQUITY INCOME / JV SALES / OTHER (INCOME) EXPENSE - GAAP

SECOND QUARTER 2012

Table 4

EQUITY INCOME FROM AFFILIATES (millions of dollars)

	2Q12	2Q11	YTD 2012	YTD 2011
ASTRAZENECA LP	$140	$44	$253	$177
Other (1)	2	11	—	16
TOTAL	$142	$55	$253	$193

(1) Includes results for Sanofi Pasteur MSD.

SANOFI PASTEUR MSD JOINT VENTURE SALES DETAIL (millions of dollars)

All sales reported here are end-market JV sales, presented on a “NET” basis.

	2Q12	2Q11	YTD 2012	YTD 2011
GARDASIL	$ 60	$ 66	$115	$124
OTHER VIRAL VACCINES	30	29	55	48
ROTATEQ	12	11	23	20
HEPATITIS VACCINES	8	10	17	20
FLU VACCINES	—	—	—	1
Other Vaccines	119	127	225	217
TOTAL SANOFI PASTEUR MSD SALES	$229	$243	$435	$430

OTHER (INCOME) EXPENSE, NET (millions of dollars)

	2Q12	2Q11	YTD 2012	YTD 2011
INTEREST INCOME (1)	$ (76)	$ (39)	$(129)	$ (69)
INTEREST EXPENSE (1)	172	170	346	345
EXCHANGE LOSSES	13	1	80	43
Other, net (2)	(6)	(11)	(50)	425
TOTAL	$103	$121	$ 247	$744

(1) Prior period amounts reflect reclassifications to conform to the current period presentation.

(2) Other, net in the first six months of 2011 includes a charge of $500 million related to the resolution of the arbitration proceeding with Johnson & Johnson.